                                                                Exhibit 10.16(c)

                         AMENDMENT TO SUBLEASE AGREEMENT


         This Amendment to Sublease Agreement ("Amendment") is entered into as of the 1st day of June, 1998, by and between The Alexander Group, Inc., a Delaware corporation ("Alexander"), and Integrated Physician Networks Inc., a Delaware corporation ("Integrated"). This Amendment amends certain provisions of that Sublease Agreement between the parties dated as of May, 18, 1996 (the "Sublease").

         1. All references in the Sublease to covered parking are deleted; Integrated shall have no further right to use any of Alexander's covered parking.

         2. Paragraph 2 of the Sublease concerning the requirement for consent of the Landlord applies to this Amendment in the same manner as it applied to the Sublease.

         3. Paragraph 4 of the Sublease is amended to provide that the term of the Sublease is extended for a period of 18 months, commencing June 1, 1998 and ending November 30, 1999. The date in subparagraph 4(ii) of the Sublease and in the last sentence of paragraph 4 is changed to May 31, 2000.

         4. The rent for the 18-month extension of the Sublease term shall be $37,800.00, payable to Alexander in advance in monthly installments of $2,100.00. The monthly rent during any month to month tenancy shall be $2,100.00.

         5. The Sublease premises are accepted by Integrated in their current "as is" condition.

         6. Alexander's conference room is available to Integrated, but only at times when it is not reasonably needed by Alexander, at the rate of $50.00 for a period of 0 to 4 hours, and $100.00 for a period of 4 to 8 hours, in any given day. Subject to availability of the conference room, Integrated is entitled to 1 use of 4 or less hours per month without payment of this additional fee.

         7. This Amendment shall not become effective until it is executed by both parties hereto and consented to by the Landlord.

         8. Except as specifically amended herein, the Sublease remains unmodified and in full force and effect.

         EXECUTED as of the date first written above.


         THE ALEXANDER GROUP, INC.,
         a Delaware corporation


         By:____________________________

         Printed name:__________________
         Its:___________________________


         INTEGRATED PHYSICIAN NETWORKS INC.,
         a Delaware corporation


         By:____________________________

         Printed name:__________________
         Its:___________________________


                               LANDLORD'S CONSENT
         Nationwide Realty Investors, Ltd., and Ohio limited liability company, as Landlord, hereby consents to this Amendment, provided that the conditions of its consent to the Sublease are incorporated herein by this reference.

         By:___________________________

         Printed name:__________________
         Its:___________________________